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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Moore Corporation Limited (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2002                       Robert G. Burton
                                             ------------------------------
                                             Name:  Robert G. Burton
                                             Title: Chairman, President and
                                                    Chief Executive Officer
                                                    (Chief Executive Officer)



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.






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